SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   June 26, 1998
                                   -----------------


                   SAN DIEGO GAS & ELECTRIC COMPANY
---------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-3779                     95-1184800
---------------------------------------------------------------------
(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
---------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2000
Registrant's telephone number, including area code-------------------


---------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 1.  Changes in Control

Sempra Energy, on June 26, 1998, acquired all of the outstanding voting securities of Enova Corporation of which San Diego Gas &
Electric Company is a subsidiary.

The acquisition was effected in connection with a business combination of Enova Corporation and Pacific Enterprises (the corporate parent of Southern California Gas Company) effected as a tax-free reorganization and accounted for as a pooling of interests for financial reporting purposes. Sempra Energy was formed to serve as a holding company for the two corporations in connection with the combination and has not conducted any business activities other than those incidental to the combination.

Enova Corporation owns all of the 116,583,358 outstanding shares of San Diego Gas & Electric Company Common Stock. The shares owned by Enova Corporation represent 100% of the outstanding voting shares of San Diego Gas & Electric Company.

The Board of Directors of Sempra Energy consists of sixteen members, eight of whom are and were at the time of business combination directors of Enova Corporation (including six directors of San Diego Gas & Electric Company) and eight of whom are and were at the time of the business combination directors of Pacific Enterprises (including seven of the eight directors of Southern California Gas Company).

Upon the completion of the business combination, the authorized number of directors of San Diego Gas & Electric Company was increased to thirteen and seven additional directors were elected, including Warren I. Mitchell (Chairman and President of Southern California Gas Company) who was elected Chairman of the Board. Each of the other six additional directors (Hyla H. Bertea, Herbert L. Carter, Wilford
D. Godbold, Jr., Ignacio E. Lozano, Jr., Richard J. Stegemeier and Diana L. Walker) is also a director of Pacific Enterprises. All of the directors of San Diego Gas & Electric Company (other than Mr. Mitchell) are also directors of Sempra Energy and none (other than Mr. Mitchell) is an officer or other employee of Sempra Energy or any of its subsidiaries.

It is contemplated that the authorized number of directors of San Diego Gas & Electric Company will be further increased to fifteen directors upon shareholder approval of a requisite bylaw amendment and that two additional directors of Sempra Energy (Robert H. Goldsmith, who is also a director of Enova Corporation, and William
G. Ouchi, who is also a director of Pacific Enterprises) will be elected as directors of San Diego Gas & Electric Company. Upon such election the Board of Directors of San Diego Gas & Electric Company would consist of fourteen of the sixteen directors of Sempra Energy (including all of the directors who are not officers or other employees of Sempra Energy or its subsidiaries) and Mr. Mitchell.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)Exhibits

         2. Agreement and Plan of Merger and Reorganization dated as of October 12, 1996 and as amended January 13, 1997 among Enova Corporation, Pacific Enterprises, Sempra Energy (then named Mineral Energy Company), G Mineral Energy Sub and B Mineral Energy Sub (filed as Annex A to the Joint Proxy Statement/Prospectus dated February 7, 1997 included in the Registration Statement on Form S-4 (Registration Statement No. 333-21229) of Sempra Energy (then named Mineral Energy Company) and incorporated hereby by reference).

                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SAN DIEGO GAS & ELECTRIC COMPANY
                                             (Registrant)


Date: June 30, 1998                 By: /s/ F.H. Ault
      ----------------                 ---------------------------
                                            F.H. Ault
                                      Vice President and Controller